Provisions	12 Months Ended
Dec. 31, 2021
Disclosure Of Other Provisions [Abstract]
Provisions

32. Provisions

The balances as of December 31, 2021 are detailed below:

(EUR thousand)	Provision for Warranty	Decommissioning	Provision for legal and sundry risks	Provision for agents and directors severance indemnity	Total
At January 1, 2021	1,061	523	1,664	1,136	4,384
Arising during the year	65	23	4,235	139	4,462
Utilized	—	—	(745)	—	(745)
Unused amounts reversed	(65)	—	(4,631)	—	(4,696)
Exchange rate difference	—	45	49	—	94
At December 31, 2021	1,061	591	572	1,275	3,499

Current	—	—	—	—	—
Non-current	1,061	591	572	1,275	3,499

(EUR thousand)	Provision for Warranty	Decommissioning	Provision for legal and sundry risks	Provision for agents and directors severance indemnity	Total
At January 1, 2020	1,141	548	1,259	998	3,946
Arising during the year	52	23	772	138	985
Utilized	—	—	(46)	—	(46)
Unused amounts reversed	(134)	—	(258)	—	(392)
Exchange rate difference	2	(48)	(63)	—	(109)
At December 31, 2020	1,061	523	1,664	1,136	4,384

Current	—	—	—	—	—
Non-current	1,061	523	1,664	1,136	4,384

The warranty provision represents the best estimate of commitments given by the Group for contractual, legal, or constructive obligations arising from product warranties given for a specified period of time. Such provisions are recognized on shipment of the goods to the customers. The warranty provision is estimated on the basis of the Group’s past experience and contractual terms. Related costs are recognized within cost of sales.

The provision for legal proceeding and sundry risks represents management’s best estimate of the expenditures expected to be required to settle on otherwise resolve legal proceeding and disputes. As of March 31, 2021 a potential claim with a customer was identified which led to an accrual of about EUR 4 million. As of December 31, 2021 the situation has evolved positively thus leading to the release of the provisioned amount.